Exhibit 10.51

SHARE PURCHASE AGREEMENT (this “Agreement”) dated as of February [26], 2010, among WLR RECOVERY FUND II L.P., a Delaware limited partnership (“Fund II”), WLR RECOVERY FUND III L.P., a Delaware limited partnership (“Fund III” and, together with Fund II, the “Funds”), WILBUR L. ROSS, JR., an individual (“Mr. Ross” and, together with the Funds, the “Selling Stockholders”), and MONTPELIER RE HOLDINGS LTD., a Bermuda corporation (the “Company”).

WHEREAS the Company desires to purchase from Fund II, and Fund II desires to sell to the Company, 655,172 shares of common stock, par value U.S. 1/6 cent per share (the “Fund II Shares”), of the Company; and

WHEREAS the Company desires to purchase from Fund III, and Fund III desires to sell to the Company, 6,241,380 shares of common stock, par value U.S. 1/6 cent per share (the “Fund III Shares” and, together with the Fund II Shares, the “Fund Shares”), of the Company; and

WHEREAS the Company desires to purchase from Mr. Ross, and Mr. Ross desires to sell to the Company, 1,250 shares of common stock, par value U.S. 1/6 cent per share (the “Ross Shares” and, together with the Fund Shares, the “Shares”), of the Company;

NOW, THEREFORE, the Selling Stockholders and the Company hereby agree as follows:

ARTICLE I

Purchase and Sale of Shares; Effective Time

SECTION 1.01.  Purchase and Sale of Shares.  Upon the terms and subject to the conditions of this Agreement, each Selling Stockholder shall sell, transfer and deliver or cause to be sold, transferred and delivered to the Company, and the Company shall purchase from each Selling Stockholder, the Shares of such Selling Stockholder at a price equal to $19.00 per share (the “Per Share Purchase Price”), which shall result in an aggregate purchase price of $12,448,268, $118,586,220 and $23,750 for the Fund II Shares, the Fund III Shares and the Ross Shares, respectively (each, the “Respective Aggregate Purchase Price”).  The total aggregate payment by the Company shall be $131,058,238, payable as set forth below in Section 1.04(c).

SECTION 1.02.  Termination of Registration Rights.  The Registration Rights Agreement dated as of May 25, 2006, among the Company and the Funds (the “Registration Rights Agreement”) is hereby terminated in its entirety and shall be of no further force and effect.

SECTION 1.03.  Effective Time.  The purchase and sale of the Shares shall occur simultaneously with the execution of this Agreement by all parties hereto, on the date hereof at or around 9:00 a.m. (Eastern time) (the “Effective Time”).  The date on which the Effective Time occurs is referred to in this Agreement as the “Effective Date.”

SECTION 1.04.  Transactions to Occur at the Effective Time.  At the Effective Time:

(a) Each Fund (i) shall deliver or cause to be delivered to the Company certificates representing the Shares of such Fund, duly endorsed in blank or accompanied by stock powers duly endorsed in blank, in proper form for transfer, with appropriate transfer stamps, if any, affixed and (ii) shall duly sign and execute the Secretary’s Certificate, attached hereto as Exhibit A.

(b) Mr. Ross shall duly sign and execute (i) the Wilbur Ross Statement, attached hereto as Exhibit B, and (ii) the Resignation Letter, attached hereto as Exhibit C.

(c) The Company shall deliver to each Selling Stockholder, by wire transfer to a bank account designated in writing by each of the Selling Stockholders (such designations to be made at least one business day prior to the closing date), immediately available funds in an amount equal to the Respective Aggregate Purchase Price for the Shares of such Selling Stockholder.

ARTICLE II

Representations and Warranties Relating to Each Fund and the Fund Shares

Each Fund hereby represents and warrants to the Company as follows:

SECTION 2.01.  Organization, Standing and Power.  Such Fund is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

SECTION 2.02.  Authority; Execution and Delivery; Enforceability.  Such Fund has full power and authority to execute this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  All limited partnership acts and other proceedings required to be taken by such Fund to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and properly taken.  This Agreement has been duly executed and delivered by such Fund and constitutes a legal, valid and binding obligation of such Fund, enforceable against such Fund in accordance with its terms.

SECTION 2.03.  No Conflicts; Consents.  The execution and delivery by such Fund of this Agreement do not and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, any provision of (i) the limited partnership agreement or other governing documents of such Fund, (ii) any contract, commitment, agreement or arrangement to which such Fund is a party or by which any of the Fund Shares are bound or (ii) any judgment, order or decree, or statute, law, ordinance, rule or regulation applicable to such Fund or the Fund Shares.  No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any governmental entity is required to be obtained or made by or with respect to such Fund in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

SECTION 2.04.  Title; Certificates Suitable for Transfer.  Such Fund has good and valid title to the Fund Shares to be sold by it pursuant to this Agreement, free and clear of any liens, claims, encumbrances, security interests, options, charges and restrictions of any kind.  Upon delivery to the Company at the Effective Time of certificates representing such Fund Shares, duly endorsed by such Fund for transfer to the Company, and upon such Fund’s receipt of the Respective Aggregate Purchase Price, good and valid title to such Fund Shares will pass to the Company, free and clear of any liens, claims, encumbrances, security interests, options, charges and restrictions of any kind, other than those arising from acts of the Company or its affiliates.  Other than this Agreement and the Registration Rights Agreement, such Fund Shares are not subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of the Fund Shares.

ARTICLE III

Representations and Warranties Relating to Mr. Ross and the Ross Shares

Mr. Ross hereby represents and warrants to the Company as follows:

SECTION 3.01.  Authority; Execution and Delivery; Enforceability.  Mr. Ross has the requisite capacity to enter into this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Mr. Ross and constitutes a legal, valid and binding obligation of Mr. Ross, enforceable against Mr. Ross in accordance with its terms.

SECTION 3.02.  No Conflicts; Consents.  The execution and delivery of this Agreement by Mr. Ross do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, any provision of (i) any contract, commitment, agreement or arrangement to which Mr. Ross is a party or by which any of the Ross Shares are bound or (ii) any judgment, order or decree, or statute, law, ordinance, rule or regulation applicable to Mr. Ross or the Ross Shares.  No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any governmental entity is required to be obtained or made by or with respect to Mr. Ross in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

SECTION 3.03.  Title; Certificates Suitable for Transfer.  Mr. Ross has good and valid title to the Ross Shares, free and clear of any liens, claims, encumbrances, security interests, options, charges and restrictions of any kind.  Upon delivery to the Company at the Effective Time of certificates representing the Ross Shares, and upon the receipt of the Respective Aggregate Purchase Price by Mr. Ross, good and valid title to the Ross Shares will pass to the Company, free and clear of any liens, claims, encumbrances, security interests, options, charges and restrictions of any kind, other than those arising from acts of the Company or its affiliates.  Other than this Agreement and the Registration Rights Agreement, the Ross Shares are not subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of the Ross Shares.

ARTICLE IV

Representations and Warranties of Each Selling Stockholder

Each Selling Stockholder hereby represents and warrants to the Company as follows:

SECTION 4.01.  Investment Decision; No Reliance.  Such Selling Stockholder has received, has had ample opportunity to review and has reviewed a copy of this Agreement and such other documents and information as it or he has deemed appropriate to make its or his own analysis and decision to enter into this Agreement.  Such Selling Stockholder has independently, and without reliance upon the Company, made the decision to sell the Shares pursuant to the terms hereof.  It is hereby expressly understood and agreed by such Selling Stockholder that none of the Company or any of its affiliates makes any representation or warranty whatsoever with respect to the business, condition (financial or otherwise), properties, prospects, status or affairs of the Company or its affiliates, or with respect to the value of any of the shares being sold hereunder.  The Company is relying on this representation in entering into this Agreement and would not do so in the absence of this representation.

SECTION 4.02.  Brokers or Finders.  Each Selling Stockholder represents, as to itself and its affiliates, that no agent, broker, investment banker or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

ARTICLE V

Representations and Warranties of the Company

The Company hereby represents and warrants to the Selling Stockholders as follows:

SECTION 5.01.  Organization and Standing; Books and Records.  The Company is a corporation duly organized, validly existing and in good standing under the laws of Bermuda.

SECTION 5.02.  Authority.  The Company has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  All corporate acts and other proceedings required to be taken by the Company to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and properly taken.  This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

SECTION 5.03.  No Conflicts; Consents.  The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof shall not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, any provision of (i) the Certificate of Incorporation or By-laws of the Company or the comparable governing instruments of any subsidiary of the Company, (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment, agreement or arrangement to which the Company or any subsidiary of the Company is a party or by which any of their respective properties or assets are bound, or (iii) any judgment, order, or decree, or statute, law, ordinance, rule or regulation applicable to the Company or any subsidiary of the Company or their respective properties or assets.  No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any governmental entity is required to be obtained or made by or with respect to the Company or any of its subsidiaries or their respective affiliates in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE VI

Covenants

SECTION 6.01.  Further Assurances.  From time to time, as and when requested by either party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions, as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement.

SECTION 6.02.  Expenses.  Whether or not the transactions contemplated hereby are consummated, and except as otherwise specifically provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.

ARTICLE VII

General Provisions

SECTION 7.01.  Assignment.  This Agreement and the rights and obligations hereunder shall not be assignable or transferable by the Company or the

Selling Stockholders without the prior written consent of the other parties hereto.  Any attempted assignment in violation of this Section 7.01 shall be void.

SECTION 7.02.  No Third-Party Beneficiaries.  This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

SECTION 7.03.  Amendments.  No amendment, modification or waiver in respect of this Agreement shall be effective unless it shall be in writing and signed by all parties hereto.

SECTION 7.04.  Interpretation.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 7.05.  Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

SECTION 7.06.  Entire Agreement.  This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.  No party shall be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein.

SECTION 7.07.  Severability.  If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances.

SECTION 7.08.  Consent to Jurisdiction.  The Company and the Selling Stockholders irrevocably submit to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby.  The Company and the Selling Stockholders agree to commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County.  The Company and the Selling Stockholders further agree that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in

New York with respect to any matters to which it has submitted to jurisdiction in this Section 7.09.  The Company and the Selling Stockholders irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 7.09.  Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

SECTION 7.10.  Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 7.11.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

Wilbur L. Ross, Jr.

WLR RECOVERY FUND II L.P.,

by:

Name:
Title:

WLR RECOVERY FUND III L.P.,

by:

Name:
Title:

MONTPELIER RE HOLDINGS LTD.,

by:

Name:
Title: